UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  December 26, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of September 1, 2002, providing for, inter alia, the issuance of CSFB Home Equity Trust Series 2002-3 Home Equity Pass-Through Certificates, Series 2002-3)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-23              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Home Equity Trust Series 2002-3 Home Equity Pass-Through
Certificates, Series 2002-3 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of September 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Ocwen Federal Bank FSB, as servicer, Wshington Mutual Bank FA, as servicer, and JPMorgan Chase Bank, as trustee.

     On December 26, 2002 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 26, 2002 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
CSFB Home Equity  Trust  Series  2002-3 Home Equity
Pass-Through Certificates, Series 2002-3
---------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  January 6, 2003            By:   /s/  Andreas Auer
                                  ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on December 26, 2002



                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-3
                                Statement to Certificate Holders
                                      December 26, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        61,250,000.00    55,372,901.06  4,342,992.76     75,814.73    4,418,807.49   0.00            0.00       51,029,908.30
A2        51,500,000.00    51,500,000.00          0.00    163,405.21      163,405.21   0.00            0.00       51,500,000.00
A3        32,250,000.00    32,250,000.00          0.00    143,692.56      143,692.56   0.00            0.00       32,250,000.00
P                100.00           100.00          0.00     26,925.89       26,925.89   0.00            0.00              100.00
AR               100.00             0.00          0.00          0.00            0.00   0.00            0.00                0.00
M1        16,750,000.00    16,750,000.00          0.00     37,934.10       37,934.10   0.00            0.00       16,750,000.00
M2A        8,500,000.00     8,500,000.00          0.00     24,007.78       24,007.78   0.00            0.00        8,500,000.00
M2B        2,750,000.00     2,750,000.00          0.00      7,412.01        7,412.01   0.00            0.00        2,750,000.00
B          7,250,000.00     7,250,000.00          0.00     24,535.21       24,535.21   0.00            0.00        7,250,000.00
TOTALS   180,250,200.00   174,373,001.06  4,342,992.76    503,727.49    4,846,720.25   0.00            0.00      170,030,008.30

X1       180,250,000.00   175,531,917.18          0.00          6.57            6.57   0.00            0.00      172,413,945.53
X2                 0.00             0.00          0.00          0.00            0.00   0.00            0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1     22541NGR4      904.04736424    70.90600424        1.23779151       72.14379576     833.14136000        A1       1.590000 %
A2     22541NGS2    1,000.00000000     0.00000000        3.17291670        3.17291670   1,000.00000000        A2       3.807500 %
A3     22541NGT0    1,000.00000000     0.00000000        4.45558326        4.45558326   1,000.00000000        A3       5.346700 %
P      22541NGY9    1,000.00000000     0.00000000  ################  ################   1,000.00000000        P       11.635433 %
AR     22541NGU7        0.00000000     0.00000000        0.00000000        0.00000000       0.00000000        AR      11.635433 %
M1     22541NGV5    1,000.00000000     0.00000000        2.26472239        2.26472239   1,000.00000000        M1       2.630000 %
M2A    22541NHP7    1,000.00000000     0.00000000        2.82444471        2.82444471   1,000.00000000        M2A      3.280000 %
M2B    22541NHQ5    1,000.00000000     0.00000000        2.69527636        2.69527636   1,000.00000000        M2B      3.130000 %
B      22541NGX1    1,000.00000000     0.00000000        3.38416690        3.38416690   1,000.00000000        B        3.930000 %
TOTALS                967.39421682    24.09424655        2.79460156       26.88884811     943.29997026

X1     22541NGZ6      973.82478325     0.00000000        0.00003645        0.00003645     956.52674358        X1       0.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Scott B. Rubin
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-4507
                               Fax: 212) 623-5930
                           Email: scott.b.rubin@chase.com


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-


                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-3
                                        Statement to Certificate Holders
                                           December 26, 2002


Sec. 4.06(a)(i) Principal Remittance Amount                                            3,117,971.65

                Scheduled Principal Prepayments                                          129,717.98

                Principal Prepayments                                                  2,745,749.62

                Curtailments                                                              91,065.63

                Cutailment Interest Adjustments                                              323.24

                Repurchase Principal                                                     149,770.07

                Substitution Amounts                                                           0.00

                Net Liquidation Proceeds                                                       0.00

                End of Pre-Funding Period Transfer                                           781.25

                Other Principal Adjustments                                                  563.86

                Gross Interest                                                         1,788,047.71

                Recoveries From Prior Loss Determinations                                      0.00

                Reimbursements of Non-Recoverable Advances Previously Made                   163.50

                Recovery of Reimbursements Previously Deemed Non-Recoverable                   0.00

Prepayment Penalties
                Number of Loans with Respect to which Prepayment Penalties were Collected        14

                Balance of Loans with
                Respect to which Prepayment Penalties were Collected                     561,289.17

                Amount of Prepayment Penalties Collected                                  26,924.92


                                      -7-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-3
                                        Statement to Certificate Holders
                                            December 26, 2002

Sec. 4.06(a)(iv)        Beginning Number of Loans Outstanding                                              4,463

                        Beginning Aggregate Loan Balance                                          175,531,235.93

                        Ending Number of Loans Outstanding                                                 4,395

                        Ending Aggregate Loan Balance                                             172,414,045.53

Sec. 4.06(a)(v)         Servicing Fees                                                                 73,205.04

                        Trustee Fee, Credit Risk Manager Fee, & FSA Premium                            12,857.68

Sec. 4.06(a)(vii)       Current Advances                                                                     N/A

                        Aggregate Advances                                                                   N/A

Sec. 4.06(viii) Delinquent Mortgage Loans
                Group 1
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month          94            3,627,517.80                  2.10 %
                2 Month          53            2,401,570.89                  1.39 %
                3 Month          20              867,628.99                  0.50 %
                 Total          167            6,896,717.68                  3.99 %

                * Delinquent Bankruptcies are included in the table above.



                                    -8-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-3
                                        Statement to Certificate Holders
                                           December 26, 2002


                Bankruptcies

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                8                289,443.75                 0.17 %

                * Only Current Bankruptcies are reflected in the table above.


                Balance of Bankruptcies delinquent 31 to 60 Days (Total)                                   0.00
                * Above Figures provided for calculation of Rolling 3 Month Delinquency Rate.


                Foreclosures

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00 %


Sec. 4.06(xi)   REO Properties

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00%



                                    -9-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-3
                                        Statement to Certificate Holders
                                           December 26, 2002

Section 4.04(a)(xii)    Current Realized Losses                                                         0.00

                        Cummulative Realized Losses (Total)                                             0.00

Sec. 4.04 (a)(xiv)      Amount on Deposit in Pre-Funding Account                                        0.00

Sec. 4.04 (a)(xiv)      Capitalized Interest Requirement                                                2.18

Sec. 4.04 (a)(xv)       Insured Payments                                                                0.00

                        Trigger Event Occurrence (Effective October 2005)                                                 NO
                        (Is Rolling 3 Month Delinquency Rate > 16.5% of Sr. Enhancement%?)
                        Rolling 3 Month Delinquency Rate                                                           1.02700 %
                        Sr. Enhancement Percentage x 16.5%                                                         3.60156 %
                                              OR
                        (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit?)
                        Cumulative Loss % of Original Aggregate Collateral Balance                                 0.00000 %
                        Cumulative Loss Limit                                                                      5.00000 %

O/C Reporting           Targeted Overcollateralization Amount                                                   6,759,382.50
                        Ending Overcollateralization Amount                                                     2,384,037.23
                        Ending Overcollateralization Deficiency                                                 4,375,345.27
                        Overcollateralization Release Amount                                                            0.00
                        Monthly Excess Interest                                                                 1,225,021.11
                        Payment to Class X-1                                                                            6.57

                                    -10-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
